Exhibit 99.11

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 1 of 32 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email: tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) Ameneh Bordi (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com abordi@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE) Debtors. (Jointly Administered) 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 2 of 32 GLOBAL NOTES FOR THE MAY 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, and the allocation of the purchase price consideration for the North America life & annuity assets between various debtor entities, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. Pending completion of these items, the related purchase price consideration, as adjusted for certain purchase price adjustments, is presented within postpetition payables in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North 2

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 3 of 32 American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed April 2024 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 3

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 4 of 32 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein. 11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * * 4

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 5 of 32 UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS DALLAS In Re. A.D.A.M., Inc. § Case No. 23-80013 § § Lead Case No. 23-80004 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 12/17/2023 Months Pending: 6 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party 06/21/2024 1 Ebix Way Date Johns Creek, GA 30097 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$-389,024
b.	Accounts receivable over 90 days outstanding (net of allowance)	$38,769
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$514,370
e.	Total assets	$62,870,654
f.	Postpetition payables (excluding taxes)	$399,833
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$1,155
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$400,988
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$-36,890,557
n.	Total liabilities (debt) (j+k+l+m)	$-36,489,569
o.	Ending equity/net worth (e-n)	$99,360,224

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$317,521	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$247,291	
c.	Gross profit (a-b)	$70,230	
d.	Selling expenses	$1,339	
e.	General and administrative expenses	$3,374	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$9,527	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$55,990	$472,036

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$771	$1,155
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ●

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ○ No ●

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ●

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have: Worker's compensation insurance? — Yes ● No ○

If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

Casualty/property insurance? — Yes ● No ○

If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

General liability insurance? — Yes ● No ○

If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ● No ○

k. Has a disclosure statement been filed with the court? — Yes ● No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name A.D.A.M., Inc. Case No. 23-80013

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 16 of 32 Debtor’s Name A.D.A.M., Inc. Case No. 23-80013 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 17 of 32 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: May 1—May 31, 2024 Ebix, Inc. Receipts Customer Receipts $ 9,123,882 Other Receipts 605,055 Debt Proceeds 12,000,000 Total Receipts $ 21,728,936 Disbursements Payroll & Benefits $ (2,164,340) 3rd Party Trade Vendors (2,365,499) Ordinary Course Professionals –Taxes & Duties (118,698) Zinnia Distributions (4,701,202) Other Operating Disbursements (81,132) Total Disbursements $ (9,430,871) Net Operating Cash Flow $ 12,298,065 Other Non-Operating Cash Flows $ (47,142) Restructuring Professional Fees (10,334,876) Debt Service—Fees – Total Non-operating Cash Flows $ (10,382,018) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (441,433) Intercompany Transfers (net) $ (441,433) Net Cash Flow $ 1,474,614 Beginning Bank Cash $ 10,379,874 Net Cash Flow 1,474,614 Ending Bank Cash $ 11,854,488

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 18 of 32 MOR-2 In re: EBIX, INC., et al. Lead Case No: 23-80004 Balance Sheet as of May 31, 2024—(Unaudited) Reporting Period: May 1—May 31, 2024 Agency Solutions.com, LLC d/b/a/ Health Connect Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. LLC ConfirmNet Corporation A.D.A.M., Inc. Assets Current Assets: Cash and Cash equivalents $ 12,554,022 $ – $ – $ – $ – $ –Fiduciary funds—restricted – – – – – –Accounts receivable, less allowance 9,642,305 – 151,657 72,679 7,787,138 474,422 Intercompany receivable 80,248,461 – – – – –Other current assets 55,903,382 – – 1,096 189 39,948 Total current assets $ 158,348,170 $ – $ 151,657 $ 73,775 $ 7,787,327 $ 514,370 Property and equipment, net 22,017,362 – – – – 9,730 Right-of-Use Assets 189,218 578,351 – – – 127,458 Goodwill 192,040,854 – 4,706,870 20,404,124 13,540,891 60,111,616 Intangible assets, net 5,872,841 – 226,104 0 (0) 185,556 Indefinite-lived intangibles – – – – – –Capitalized software development costs, net 585,772 – – – – –Deferred tax assets, net—long-term 22,033,811 – (8,308) (992,339) 3,074,537 1,921,924 Other assets 146,784,137 – (5,216,707) – – – Total assets $ 547,872,165 $ 578,351 $ (140,384) $ 19,485,560 $ 24,402,754 $ 62,870,654 Liabilities & Equity Current Liabilities Accounts Payable and accrued expenses $ 24,175,645 $ – $ – $ 23,501 $ – $ 36,217 Accrued payroll and related benefits 1,617,941 – 3,458 27,042 1,593 14,114 Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 11,637,494 – – – – –Current portion of long term debt and capital lease obligations – – – – – –Intercompany payable 41,095,093 2,748,222 14,052 (103,337) 2,127,214 (268,156) Deferred revenue 6,156,754 – 83,978 1,546 258,839 618,813 Short term lease liability – – – – – –Other current liabilities 323,245,117 – – – – – Total Current Liabilities $ 407,928,044 $ 2,748,222 $ 101,487 $ (51,248) $ 2,387,645 $ 400,988 Liabilities Subject to Compromise Accounts Payable and accrued expenses $ 6,989,671 $ – $ – $ 5,179 $ 10,842 $ 64,309 Accrued payroll and related benefits 180,350 – – – – –Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 341,615,031 – – – – –Current portion of long term debt and capital lease obligations 77,440 – – – – –Intercompany payable 303,282,320 49,576,672 (4,669,565) (4,745,420) 9,464,805 (36,903,570) Deferred revenue – – – – – –Short term lease liability 361,156 – – – – –Other current liabilities 2,371 – – – (1,648) (51,295) Total Liabilities Subject to Compromise $ 652,508,340 $ 49,576,672 $ (4,669,565) $ (4,740,241) $ 9,473,998 $ (36,890,557) Long term debt and capital lease obligation, less current portion 6,462 –––––Other liabilities 2,329,890 –––––Earnout contingencies – –––––Put option liability – –––––Long term lease liability 743,980 ––––– Total liabilities $ 1,063,516,717 $ 52,324,895 $ (4,568,077) $ (4,791,489) $ 11,861,644 $ (36,489,569) Common stock, $.10 par value 3,790,912 – – – – –Additional paid-in capital 4,117,563 – – 20,000,000 21,532,000 88,420,090 Treasury stock – – – – – –Retained earnings (534,246,789) (51,746,544) 4,427,693 4,277,049 (8,990,889) 10,940,134 Accumulated other comprehensive income (529,688) – – – – – Total Ebix, Inc. stockholders’ equity $ (526,868,002) $ (51,746,544) $ 4,427,693 $ 24,277,049 $ 12,541,111 $ 99,360,224 Noncontrolling interest 11,223,450 – – – – – Total stockholders’ equity $ (515,644,552) $ (51,746,544) $ 4,427,693 $ 24,277,049 $ 12,541,111 $ 99,360,224 Total Liabilities & Equity $ 547,872,165 $ 578,351 $ (140,384) $ 19,485,560 $ 24,402,754 $ 62,870,654

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 19 of 32

MOR-3

In re: EBIX, INC., et al.

Lead Case No: 23-80004

Statement of Operations for the month of May 2024 - (Unaudited)

Reporting Period: May 1 - May 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue						
Operating Revenue	$ 3,740,865	$ –	$ 43,806	$ 148,858	$ 124,735	$ 317,521
Other Revenue	310,644	–	–	–	–	–
Total Revenue	**4,051,509**	**–**	**43,806**	**148,858**	**124,735**	**317,521**
Operating Expenses						
Services and other costs	2,503,540	–	31,788	77,381	489,649	214,183
Product Development	475,677	–	29,728	47,394	–	33,108
Sales and Marketing	526,004	–	–	23,950	–	1,339
General and Administrative	1,697,778	–	10,276	(14,909)	4,081	3,374
Amortization and Depreciation	353,089	–	–	–	–	9,527
Total Operating Income	**$ (1,504,578)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**
Interest Income	–	–	–	–	–	–
Interest Expense	(101,689)	–	–	–	–	–
Reorganization Fees	(9,886,482)	–	–	–	–	–
Other non-operating income	–	–	–	–	–	–
Foreign exchange gain/loss	–	–	–	–	–	–
Income before taxes	**$ (11,492,749)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**
Income tax expenses	–	–	–	–	–	–
Net Income (loss) including noncontrolling interest	–	–	–	–	–	–
Net income (loss) attributable to noncontrolling interest	–	–	–	–	–	–
Net income (loss)	**$ (11,492,749)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 20 of 32 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: May 1—May 31, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $ 4,247,027 $ 571,345 $ 611,231 $ 313,228 $ 6,600,181 $ (3,205,023) $ 9,137,989 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 28,791 16,368 – – 89,955 (32,253) 102,861 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 47,538 6,474 5,291 6,621 49,196 (42,441) 72,679 ConfirmNet Corporation 108,137 91,413 217,424 45,470 7,511,055 (186,363) 7,787,138 A.D.A.M., Inc. (100,932) (72,064) 28,191 (9,009) 47,778 (282,987) (389,024) Total Accounts Receivable $ 4,330,560 $ 613,536 $ 862,137 $ 356,309 $ 14,298,165 $ (3,749,067) $ 16,711,642

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 21 of 32

MOR-5

In re: EBIX, INC., et al. Lead Case No: 23-80004

Disbursements by Entity Reporting Period: May 1 - May 31, 2024

Date	Check Number	Amount	Vendor	Entity
5/1/2024		$ (1,064.97)	Brian Darling	Ebix, Inc.
5/1/2024		(1.00)	SEATTLE KUBRAFEE	Ebix, Inc.
5/1/2024		(4.00)	FILELOCAL	Ebix, Inc.
5/1/2024		(10.99)	Lyft	Ebix, Inc.
5/1/2024		(17.69)	Lyft	Ebix, Inc.
5/1/2024		(17.99)	Lyft	Ebix, Inc.
5/1/2024		(166.11)	SEATTLEB&OTAX	Ebix, Inc.
5/1/2024		(316.50)	Extra Space	Ebix, Inc.
5/1/2024		(411.00)	Extra Space	Ebix, Inc.
5/1/2024		(1,227.75)	UTAH801/297-7703	Ebix, Inc.
5/1/2024		(2,560.79)	Microsoft	Ebix, Inc.
5/1/2024		(3,000.00)	American Nurses Association	Ebix, Inc.
5/1/2024		(3,356.00)	CA DEPT TAX FEE	Ebix, Inc.
5/1/2024		(9,188.59)	WA DEPT REVENUE	Ebix, Inc.
5/1/2024		(10,967.96)	COMM OF MASS EFT	Ebix, Inc.
5/1/2024		(14,679.12)	Sawnee Electric	Ebix, Inc.
5/1/2024		(33,439.00)	STATE OF CT DRS	Ebix, Inc.
5/2/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/2/2024		(10.99)	Lyft	Ebix, Inc.
5/2/2024		(16.83)	Lyft	Ebix, Inc.
5/2/2024		(19.98)	Godaddy.com	Ebix, Inc.
5/2/2024		(21.89)	Lyft	Ebix, Inc.
5/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
5/2/2024		(60.00)	AUTHNET GATEWAY	Ebix, Inc.
5/2/2024		(79.72)	Google Inc	Ebix, Inc.
5/2/2024		(84.69)	Amazon	Ebix, Inc.
5/2/2024		(273.40)	AppRiver	Ebix, Inc.
5/2/2024		(305.23)	Indeed	Ebix, Inc.
5/2/2024		(435.40)	Google Inc	Ebix, Inc.
5/2/2024		(449.00)	Extra Space	Ebix, Inc.
5/2/2024		(480.57)	Google Inc	Ebix, Inc.
5/2/2024		(61,280.58)	Paycom Payroll	Ebix, Inc.
5/3/2024		(300.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
5/3/2024		(947.55)	Kevin Ludwig	Ebix, Inc.
5/3/2024		(0.30)	Citizens Bank	Ebix, Inc.
5/3/2024		(17.81)	Lyft	Ebix, Inc.
5/3/2024		(17.99)	Lyft	Ebix, Inc.
5/3/2024		(19.99)	Amazon	Ebix, Inc.
5/3/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/3/2024		(54.10)	Paypal	Ebix, Inc.
5/3/2024		(90.00)	Rustici Software	Ebix, Inc.
5/3/2024		(99.00)	Apple	Ebix, Inc.
5/3/2024		(120.00)	Paypal	Ebix, Inc.
5/3/2024		(149.76)	Godaddy.com	Ebix, Inc.
5/3/2024		(269.55)	Paypal	Ebix, Inc.
5/3/2024		(500.00)	Google Inc	Ebix, Inc.
5/3/2024		(2,066.55)	OPTUM BANK	Ebix, Inc.
5/6/2024		(304.86)	Henry Delclos	Ebix, Inc.
5/6/2024		(119.80)	Eric Soper	Ebix, Inc.
5/6/2024		(113.56)	Jane Soxman	Ebix, Inc.
5/6/2024		(297.33)	Larry Jay Tiefenbrunn	Ebix, Inc.
5/6/2024		(200.00)	DEBRA G. WECHTER MD	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 22 of 32

Date	Check Number	Amount	Vendor	Entity
5/6/2024		(4,660.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
5/6/2024		(117,575.68)	Zakipoint Health Inc	Ebix, Inc.
5/6/2024		(49,792.14)	Datasite	Ebix, Inc.
5/6/2024		(38,901.75)	Anu Agrawal Marketing	Ebix, Inc.
5/6/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
5/6/2024		(24,404.94)	Cyxtera Communications	Ebix, Inc.
5/6/2024		(17,300.00)	Cumming Lawn Service	Ebix, Inc.
5/6/2024		(16,676.00)	Ernst & Young US LLP	Ebix, Inc.
5/6/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
5/6/2024		(7,088.62)	Craftsman Printing Inc	Ebix, Inc.
5/6/2024		(3,344.53)	Athens Paper Co	Ebix, Inc.
5/6/2024		(1,640.00)	Renee Cocchi	Ebix, Inc.
5/6/2024		(1,250.00)	Mark Ditmar	Ebix, Inc.
5/6/2024		(1,150.00)	Dr Charles Schwarts	Ebix, Inc.
5/6/2024		(1,000.00)	David B. Powers	Ebix, Inc.
5/6/2024		(200.00)	ALICIA L HAUPT	Ebix, Inc.
5/6/2024		(170.00)	Juan Martin Palomo	Ebix, Inc.
5/6/2024		(100.00)	Kathryn E Italia	Ebix, Inc.
5/6/2024		(4,375,000.00)	Omni Escrow Acct	Ebix, Inc.
5/6/2024		(149,288.75)	Skadden Arps Slate Meagher	Ebix, Inc.
5/6/2024		(57,096.75)	Google Inc	Ebix, Inc.
5/6/2024		(17,448.41)	Ariba Inc	Ebix, Inc.
5/6/2024		(17,000.00)	USPS	Ebix, Inc.
5/6/2024		(2,029.50)	Vonage	Ebix, Inc.
5/6/2024		(795.72)	Staples Inc	Ebix, Inc.
5/6/2024		(624.89)	Paycom Payroll	Ebix, Inc.
5/6/2024		(500.00)	Google Inc	Ebix, Inc.
5/6/2024		(269.34)	Hyatt	Ebix, Inc.
5/6/2024		(269.34)	Hyatt	Ebix, Inc.
5/6/2024		(133.37)	Godaddy.com	Ebix, Inc.
5/6/2024		(94.49)	Godaddy.com	Ebix, Inc.
5/6/2024		(60.00)	Twilio	Ebix, Inc.
5/6/2024		(59.99)	Amazon	Ebix, Inc.
5/6/2024		(59.99)	Amazon	Ebix, Inc.
5/6/2024		(50.79)	Lyft	Ebix, Inc.
5/6/2024		(38.96)	Lyft	Ebix, Inc.
5/6/2024		(20.00)	Godaddy.com	Ebix, Inc.
5/6/2024		(19.98)	Amazon	Ebix, Inc.
5/6/2024		(19.68)	Lyft	Ebix, Inc.
5/6/2024		(17.99)	Lyft	Ebix, Inc.
5/6/2024		(17.99)	Lyft	Ebix, Inc.
5/6/2024		(16.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(0.27)	Citizens Bank	Ebix, Inc.
5/6/2024		(0.19)	Citizens Bank	Ebix, Inc.
5/6/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/7/2024		(389.03)	Todd Pacofsky	Ebix, Inc.
5/7/2024		(144.38)	Conrad Parks	Ebix, Inc.
5/7/2024		(322.46)	Janice Say	Ebix, Inc.
5/7/2024		(69,253.00)	Donnelley Financial	Ebix, Inc.
5/7/2024		(89,673.33)	EBIX EMPMED+DNTL	Ebix, Inc.
5/7/2024		(2,541.80)	Microsoft	Ebix, Inc.
5/7/2024		(1,684.16)	Paycom Payroll	Ebix, Inc.
5/7/2024		(762.20)	Delta Airlines	Ebix, Inc.
5/7/2024		(668.20)	Delta Airlines	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 23 of 32

Date	Check Number	Amount	Vendor	Entity
5/7/2024		(668.20)	Delta Airlines	Ebix, Inc.
5/7/2024		(500.00)	Google Inc	Ebix, Inc.
5/7/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/7/2024		(98.00)	Delta Dental	Ebix, Inc.
5/7/2024		(19.99)	Lyft	Ebix, Inc.
5/7/2024		(17.97)	Lyft	Ebix, Inc.
5/7/2024		(15.77)	Godaddy.com	Ebix, Inc.
5/7/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/8/2024		(124.28)	Gianfranco Fraone	Ebix, Inc.
5/8/2024		(481.58)	David Knierim	Ebix, Inc.
5/8/2024		(62.50)	Jennifer Rose Chapman	Ebix, Inc.
5/8/2024		(1,891,308.60)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/8/2024		(1,078.96)	Southwest Airlines	Ebix, Inc.
5/8/2024		(960.95)	Southwest Airlines	Ebix, Inc.
5/8/2024		(500.00)	Google Inc	Ebix, Inc.
5/8/2024		(182.46)	Paycom Payroll	Ebix, Inc.
5/8/2024		(173.95)	Web Network Solutions	Ebix, Inc.
5/8/2024		(119.88)	Dropbox	Ebix, Inc.
5/8/2024		(106.96)	Lowe's	Ebix, Inc.
5/8/2024		(63.56)	Amazon	Ebix, Inc.
5/8/2024		(25.00)	Southwest Airlines	Ebix, Inc.
5/8/2024		(16.99)	Lyft	Ebix, Inc.
5/9/2024		(303.92)	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
5/9/2024		(300.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
5/9/2024		(229.75)	Gregg Rose	Ebix, Inc.
5/9/2024		(6,350.00)	Fueled Inc	Ebix, Inc.
5/9/2024		(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
5/9/2024		(53,644.32)	Amazon Web Services	Ebix, Inc.
5/9/2024		(31,020.68)	Craftsman Printing Inc	Ebix, Inc.
5/9/2024		(18,000.00)	Truly Human	Ebix, Inc.
5/9/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
5/9/2024		(14,962.50)	Cumming Lawn Service	Ebix, Inc.
5/9/2024		(14,726.25)	Stellar Consulting Sol	Ebix, Inc.
5/9/2024		(13,832.00)	Numbersonly Inc	Ebix, Inc.
5/9/2024		(13,184.86)	MMS Inc d/b/a Medical	Ebix, Inc.
5/9/2024		(12,757.50)	Spark IPS	Ebix, Inc.
5/9/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
5/9/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
5/9/2024		(8,032.00)	K&C Building Maintenan	Ebix, Inc.
5/9/2024		(7,990.00)	Ernst & Young US LLP	Ebix, Inc.
5/9/2024		(6,200.00)	Verimed Healthcare Net	Ebix, Inc.
5/9/2024		(5,087.50)	Philip Patel - ACH	Ebix, Inc.
5/9/2024		(5,060.00)	Dan Celia	Ebix, Inc.
5/9/2024		(5,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
5/9/2024		(5,000.00)	Jayer Chung	Ebix, Inc.
5/9/2024		(5,000.00)	SUSAN PIOLI	Ebix, Inc.
5/9/2024		(5,000.00)	BenefitFront	Ebix, Inc.
5/9/2024		(4,750.00)	Reputation Capital Med	Ebix, Inc.
5/9/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
5/9/2024		(4,242.15)	Atlanta Office Technol	Ebix, Inc.
5/9/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
5/9/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
5/9/2024		(4,114.65)	St. Moritz Security Se	Ebix, Inc.
5/9/2024		(3,891.75)	Digital Media Innovati	Ebix, Inc.
5/9/2024		(3,862.60)	DEBORAH GUIN	Ebix, Inc.
5/9/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/9/2024		(3,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc Main Document Page 24 of 32

Date	Check Number	Amount	Vendor	Entity
5/9/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
5/9/2024		(2,896.10)	HolaDoctor Inc	Ebix, Inc.
5/9/2024		(2,814.67)	WEX Health Inc	Ebix, Inc.
5/9/2024		(2,720.00)	Amy I Hall	Ebix, Inc.
5/9/2024		(2,574.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
5/9/2024		(2,571.57)	LinkConnector Corporat	Ebix, Inc.
5/9/2024		(2,500.00)	Edgar Ross MD	Ebix, Inc.
5/9/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
5/9/2024		(2,114.60)	Lumen	Ebix, Inc.
5/9/2024		(2,068.00)	CATHERINE CREASMAN	Ebix, Inc.
5/9/2024		(2,059.96)	Iterable Inc	Ebix, Inc.
5/9/2024		(2,041.25)	David Dugdale	Ebix, Inc.
5/9/2024		(2,000.00)	Edward J Mayeaux, Jr	Ebix, Inc.
5/9/2024		(2,000.00)	Douglas Paauw MD	Ebix, Inc.
5/9/2024		(1,950.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
5/9/2024		(1,872.25)	Foreign Language Serv	Ebix, Inc.
5/9/2024		(1,785.00)	David S Briss	Ebix, Inc.
5/9/2024		(1,725.00)	Frank D Brodkey	Ebix, Inc.
5/9/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
5/9/2024		(1,584.00)	EMILY MEALER	Ebix, Inc.
5/9/2024		(1,557.90)	ERIC ENDLICH, PHD	Ebix, Inc.
5/9/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
5/9/2024		(1,347.00)	MGECOM, Inc.	Ebix, Inc.
5/9/2024		(1,312.50)	EMPRISE TECHNOLOGIES	Ebix, Inc.
5/9/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
5/9/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
5/9/2024		(1,111.00)	Accuimage	Ebix, Inc.
5/9/2024		(1,100.00)	KUMAR G. BELANI	Ebix, Inc.
5/9/2024		(1,001.00)	Michelle Robertson	Ebix, Inc.
5/9/2024		(1,000.00)	Farhan Siddiq	Ebix, Inc.
5/9/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
5/9/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.
5/9/2024		(900.00)	David Bushnell MD	Ebix, Inc.
5/9/2024		(880.00)	Frank N Salamone	Ebix, Inc.
5/9/2024		(880.00)	Zhen Gooi	Ebix, Inc.
5/9/2024		(850.00)	Carolyn Donahoe	Ebix, Inc.
5/9/2024		(822.68)	Imageworks	Ebix, Inc.
5/9/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
5/9/2024		(750.00)	Natalie Stokes	Ebix, Inc.
5/9/2024		(750.00)	Nami Safai Haeri	Ebix, Inc.
5/9/2024		(750.00)	Goutham Rao	Ebix, Inc.
5/9/2024		(731.25)	Merriam dba World Clas	Ebix, Inc.
5/9/2024		(700.00)	Travis Burke	Ebix, Inc.
5/9/2024		(625.00)	Judith Joyce, MD	Ebix, Inc.
5/9/2024		(576.00)	Kelley Allison Turner	Ebix, Inc.
5/9/2024		(500.00)	George John Linsenmey	Ebix, Inc.
5/9/2024		(500.00)	Tracey Conti	Ebix, Inc.
5/9/2024		(375.00)	Gregg Pressman	Ebix, Inc.
5/9/2024		(350.00)	Mineral Inc	Ebix, Inc.
5/9/2024		(320.00)	Michelle Vaughn	Ebix, Inc.
5/9/2024		(287.02)	Nalco Water	Ebix, Inc.
5/9/2024		(250.00)	Michael T Vest	Ebix, Inc.
5/9/2024		(250.00)	Marica Borovich-Law	Ebix, Inc.
5/9/2024		(250.00)	Nirav Patel	Ebix, Inc.
5/9/2024		(228.00)	Labcorp Employer Svs	Ebix, Inc.
5/9/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
5/9/2024		(200.00)	Harley S Schultz	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 25 of 32

Date	Check Number	Amount	Vendor	Entity
5/9/2024		(200.00)	Jeffrey David Krimmel	Ebix, Inc.
5/9/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
5/9/2024		(189.00)	Insight Direct USA Inc	Ebix, Inc.
5/9/2024		(150.00)	Michelle M Felicella	Ebix, Inc.
5/9/2024		(150.00)	Soumy Pandey	Ebix, Inc.
5/9/2024		(100.00)	John Mardant	Ebix, Inc.
5/9/2024		(66.00)	Jason Levy MD	Ebix, Inc.
5/9/2024		(628,012.29)	Paycom Payroll	Ebix, Inc.
5/9/2024		(362,506.01)	FIRST INSURANCE	Ebix, Inc.
5/9/2024		(72,000.00)	USPS	Ebix, Inc.
5/9/2024		(50,157.93)	Google Inc	Ebix, Inc.
5/9/2024		(33,780.00)	Sitrick Group LLC	Ebix, Inc.
5/9/2024		(19,570.00)	KPMG Valuation Services	Ebix, Inc.
5/9/2024		(18,311.44)	EBIX EMPMED+DNTL	Ebix, Inc.
5/9/2024		(15,000.00)	USPS	Ebix, Inc.
5/9/2024		(9,603.00)	ACI Gift Cards, LLC.	Ebix, Inc.
5/9/2024		(4,731.93)	National Securities Clearing	Ebix, Inc.
5/9/2024		(1,077.36)	Hyatt	Ebix, Inc.
5/9/2024		(772.20)	Delta Airlines	Ebix, Inc.
5/9/2024		(500.00)	Dr Gordon Arbess	Ebix, Inc.
5/9/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
5/9/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
5/9/2024		(52.15)	Amazon	Ebix, Inc.
5/9/2024		(49.99)	Paypal	Ebix, Inc.
5/9/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/9/2024		(19.99)	Amazon	Ebix, Inc.
5/9/2024		(17.99)	Lyft	Ebix, Inc.
5/9/2024		(17.80)	Lyft	Ebix, Inc.
5/9/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(17,372.98)	Vocantas	Ebix, Inc.
5/10/2024		(228.00)	Labcorp Employer Svs	Ebix, Inc.
5/10/2024		(916.74)	Uline	Ebix, Inc.
5/10/2024		(500.00)	Google Inc	Ebix, Inc.
5/10/2024		(475.50)	DirecTV	Ebix, Inc.
5/10/2024		(131.54)	Microsoft	Ebix, Inc.
5/10/2024		(62.98)	Godaddy.com	Ebix, Inc.
5/10/2024		(22.67)	Lyft	Ebix, Inc.
5/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
5/10/2024		(18.87)	Lyft	Ebix, Inc.
5/10/2024		(17.85)	Lyft	Ebix, Inc.
5/10/2024		(16.77)	Lyft	Ebix, Inc.
5/10/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(4.99)	Web Network Solutions	Ebix, Inc.
5/10/2024		(0.13)	Citizens Bank	Ebix, Inc.
5/13/2024		(134.79)	Trevor Jensen	Ebix, Inc.
5/13/2024		(10,494.41)	BRIGHAM AND WOMEN'S HOSPITAL	Ebix, Inc.
5/13/2024		(40,284.97)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(16,409.98)	SUN LIFE CANADA	Ebix, Inc.
5/13/2024		(14,795.74)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(13,356.46)	SUN LIFE CANADA	Ebix, Inc.
5/13/2024		(3,748.23)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(2,541.69)	Microsoft	Ebix, Inc.
5/13/2024		(2,000.00)	Digicert	Ebix, Inc.
5/13/2024		(1,979.20)	UPSBILLCTR	Ebix, Inc.
5/13/2024		(1,500.00)	Digicert	Ebix, Inc.
5/13/2024		(500.00)	Google Inc	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 26 of 32

Date	Check Number	Amount	Vendor	Entity
5/13/2024		(500.00)	Google Inc	Ebix, Inc.
5/13/2024		(296.28)	FEDERAL EXPRESS	Ebix, Inc.
5/13/2024		(286.00)	Extra Space	Ebix, Inc.
5/13/2024		(207.56)	Sam's Club	Ebix, Inc.
5/13/2024		(120.00)	DTCC Products	Ebix, Inc.
5/13/2024		(113.10)	Lyft	Ebix, Inc.
5/13/2024		(27.73)	Godaddy.com	Ebix, Inc.
5/13/2024		(25.33)	Lyft	Ebix, Inc.
5/13/2024		(23.84)	Lyft	Ebix, Inc.
5/13/2024		(21.73)	Lyft	Ebix, Inc.
5/13/2024		(18.68)	Lyft	Ebix, Inc.
5/13/2024		(10.99)	Lyft	Ebix, Inc.
5/13/2024		(10.80)	Lyft	Ebix, Inc.
5/13/2024		(10.73)	Lyft	Ebix, Inc.
5/13/2024		(9.96)	Lyft	Ebix, Inc.
5/13/2024		(8.96)	Lyft	Ebix, Inc.
5/13/2024		(0.06)	Citizens Bank	Ebix, Inc.
5/13/2024		492.12	Extended Stay	Ebix, Inc.
5/14/2024		(2,325.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
5/14/2024		(500,657.80)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/14/2024		(1,303.51)	Paycom Payroll	Ebix, Inc.
5/14/2024		(769.39)	Zoom	Ebix, Inc.
5/14/2024		(500.00)	Google Inc	Ebix, Inc.
5/14/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/14/2024		(59.00)	Rewind Softward	Ebix, Inc.
5/14/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/14/2024		(31.47)	Godaddy.com	Ebix, Inc.
5/14/2024		(19.98)	Amazon	Ebix, Inc.
5/14/2024		(1.65)	Citizens Bank	Ebix, Inc.
5/14/2024		(0.99)	Apple	Ebix, Inc.
5/14/2024		(0.06)	Citizens Bank	Ebix, Inc.
5/15/2024		(1,259.09)	Pitney Bowes Global Financial Services LLC	Ebix, Inc.
5/15/2024		(28,962.19)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
5/15/2024		(1,400.00)	Sanya Virani	Ebix, Inc.
5/15/2024		(4,645.16)	Gagan Garg	Ebix, Inc.
5/15/2024		(3,096.77)	Amit Kumar Chouksey	Ebix, Inc.
5/15/2024		(374.89)	Paycom Payroll	Ebix, Inc.
5/15/2024		(57.03)	Amazon	Ebix, Inc.
5/15/2024		(35.08)	Godaddy.com	Ebix, Inc.
5/15/2024		(19.98)	Amazon	Ebix, Inc.
5/15/2024		(0.07)	Citizens Bank	Ebix, Inc.
5/16/2024		(214.84)	Gregory Gagliardi	Ebix, Inc.
5/16/2024		(10,000.00)	Department of Psychiatry and Behavioral Sciences	Ebix, Inc.
5/16/2024		(59,598.53)	EBIX EMPMED+DNTL	Ebix, Inc.
5/16/2024		(53,962.56)	Paycom Payroll	Ebix, Inc.
5/16/2024		(49,342.65)	Bank of New York Mellon	Ebix, Inc.
5/16/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
5/16/2024		(6,836.72)	Citizens Bank	Ebix, Inc.
5/16/2024		(2,546.25)	Microsoft	Ebix, Inc.
5/16/2024		(500.00)	Google Inc	Ebix, Inc.
5/16/2024		(256.98)	AJR Inc	Ebix, Inc.
5/16/2024		(106.67)	AJR Inc	Ebix, Inc.
5/16/2024		(102.47)	ME BUREAU OF TAX	Ebix, Inc.
5/16/2024		(17.96)	Godaddy.com	Ebix, Inc.
5/16/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/17/2024		(138.00)	Mother Nature's Int Foods Inc	Ebix, Inc.
5/17/2024		(102.35)	HRdirect	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 27 of 32

Date	Check Number	Amount	Vendor	Entity
5/17/2024		(7,890.64)	BRIGHAM AND WOMEN'S HOSPITAL	Ebix, Inc.
5/17/2024		(35,975.51)	Anu Agrawal Marketing	Ebix, Inc.
5/17/2024		(25,931.78)	Solex Fusion	Ebix, Inc.
5/17/2024		(17,810.86)	Craftsman Printing Inc	Ebix, Inc.
5/17/2024		(6,697.65)	365 Operating Co LLC	Ebix, Inc.
5/17/2024		(4,312.50)	Dan Celia	Ebix, Inc.
5/17/2024		(3,280.00)	Renee Cocchi	Ebix, Inc.
5/17/2024		(2,455.20)	DEBORAH GUIN	Ebix, Inc.
5/17/2024		(2,215.90)	Amy I Hall	Ebix, Inc.
5/17/2024		(1,650.00)	James Warne Schmidley	Ebix, Inc.
5/17/2024		(1,650.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
5/17/2024		(1,248.00)	Kelley Allison Turner	Ebix, Inc.
5/17/2024		(1,200.00)	John Stephens	Ebix, Inc.
5/17/2024		(1,200.00)	John Jacobson	Ebix, Inc.
5/17/2024		(1,000.00)	Travis Burke	Ebix, Inc.
5/17/2024		(785.00)	Michelle Vaughn	Ebix, Inc.
5/17/2024		(680.00)	Juan Martin Palomo	Ebix, Inc.
5/17/2024		(575.00)	Linda Vorvick Brown	Ebix, Inc.
5/17/2024		(525.00)	Neil Kaneshiro	Ebix, Inc.
5/17/2024		(512.50)	Carolyn Donahoe	Ebix, Inc.
5/17/2024		(426.00)	Elizabeth Smoots MD	Ebix, Inc.
5/17/2024		(412.70)	DTCC Solutions LLC	Ebix, Inc.
5/17/2024		(300.00)	Raj Murali	Ebix, Inc.
5/17/2024		(300.00)	Kevin T. McVary	Ebix, Inc.
5/17/2024		(300.00)	Elie M. Ferneini, MD,	Ebix, Inc.
5/17/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
5/17/2024		(150.00)	Luc Jasmin	Ebix, Inc.
5/17/2024		(150.00)	Joseph Bavitz	Ebix, Inc.
5/17/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
5/17/2024		(125.00)	Melissa L. P. Mattison	Ebix, Inc.
5/17/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
5/17/2024		(75.00)	GOKARE LAW FIRM	Ebix, Inc.
5/17/2024		(55,000.00)	USPS	Ebix, Inc.
5/17/2024		(25,000.00)	USPS	Ebix, Inc.
5/17/2024		(7,968.68)	STATE COMPTRLR	Ebix, Inc.
5/17/2024		(5,406.00)	Schindler Elevator Corporation	Ebix, Inc.
5/17/2024		(2,066.55)	OPTUM BANK	Ebix, Inc.
5/17/2024		(1,529.37)	FLA DEPT REVENUE	Ebix, Inc.
5/17/2024		(891.23)	Paycom Payroll	Ebix, Inc.
5/17/2024		(575.73)	DOR ITS PAYMENTS	Ebix, Inc.
5/17/2024		(500.00)	Google Inc	Ebix, Inc.
5/17/2024		(473.10)	AL-DEPT OF REV	Ebix, Inc.
5/17/2024		(50.00)	Schindler Elevator Corporation	Ebix, Inc.
5/17/2024		(22.73)	AL ONESPOT TAX	Ebix, Inc.
5/20/2024		(450.00)	Viraj Maniar	Ebix, Inc.
5/20/2024		(450.00)	Viraj Maniar	Ebix, Inc.
5/20/2024		(50,000.00)	BRIGHAM & WOMEN'S HOSPITAL	Ebix, Inc.
5/20/2024		(6,000.00)	InMoment Software Inc	Ebix, Inc.
5/20/2024		(3,711.00)	DTCC Solutions LLC	Ebix, Inc.
5/20/2024		(2,567.50)	BMC Group dba SmartClo	Ebix, Inc.
5/20/2024		(49,034.92)	EBIX Self-Funded	Ebix, Inc.
5/20/2024		(2,301.16)	UPSBILLCTR	Ebix, Inc.
5/20/2024		(941.95)	Delta Airlines	Ebix, Inc.
5/20/2024		(568.95)	Delta Airlines	Ebix, Inc.
5/20/2024		(500.00)	Google Inc	Ebix, Inc.
5/20/2024		(253.33)	Staples Inc	Ebix, Inc.
5/20/2024		(161.96)	Web Network Solutions	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 28 of 32

Date	Check Number	Amount	Vendor	Entity
5/20/2024		(103.06)	FEDERAL EXPRESS	Ebix, Inc.
5/20/2024		(60.00)	Twilio	Ebix, Inc.
5/20/2024		(42.99)	Web Network Solutions	Ebix, Inc.
5/20/2024		(34.33)	Amazon	Ebix, Inc.
5/20/2024		(15.78)	Godaddy.com	Ebix, Inc.
5/20/2024		(0.04)	Paycom Payroll	Ebix, Inc.
5/20/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/21/2024		(300.00)	Moshe Wald	Ebix, Inc.
5/21/2024		(5.00)	TD Bank	Ebix, Inc.
5/21/2024		(969,385.17)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/21/2024		(20,112.00)	NYS DTF SALES	Ebix, Inc.
5/21/2024		(4,019.92)	SC DEPT REVENUE	Ebix, Inc.
5/21/2024		(3,048.17)	AZ DEPT OF REV	Ebix, Inc.
5/21/2024		(2,018.00)	MI Business Tax	Ebix, Inc.
5/21/2024		(1,747.70)	IA DEPT OF REV	Ebix, Inc.
5/21/2024		(1,503.00)	IL DEPT OF REVEN	Ebix, Inc.
5/21/2024		(1,255.78)	Paycom Payroll	Ebix, Inc.
5/21/2024		(584.00)	MN DEPT OF REVEN	Ebix, Inc.
5/21/2024		(500.04)	Indeed	Ebix, Inc.
5/21/2024		(500.00)	Google Inc	Ebix, Inc.
5/21/2024		(269.88)	WI DEPT REVENUE	Ebix, Inc.
5/21/2024		(158.96)	Web Network Solutions	Ebix, Inc.
5/21/2024		(157.96)	Web Network Solutions	Ebix, Inc.
5/21/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/22/2024		(6,398.00)	3D Air Services LLC	Ebix, Inc.
5/22/2024		(600.00)	Armstrong Transfer & Storage Co Inc	Ebix, Inc.
5/22/2024		(750.00)	Jin Cheng	Ebix, Inc.
5/22/2024		(200.00)	Steven Lesk	Ebix, Inc.
5/22/2024		(1,274.00)	VIP Marketing & Packaging	Ebix, Inc.
5/22/2024		(26,488.02)	Paycom Payroll	Ebix, Inc.
5/22/2024		(7,976.00)	TN STATE REVENUE	Ebix, Inc.
5/22/2024		(1,011.30)	NC DEPT REVENUE	Ebix, Inc.
5/22/2024		(1,000.00)	Digicert	Ebix, Inc.
5/22/2024		(1,000.00)	Digicert	Ebix, Inc.
5/22/2024		(659.29)	VA DEPT TAXATION	Ebix, Inc.
5/22/2024		(500.00)	Google Inc	Ebix, Inc.
5/22/2024		(500.00)	Google Inc	Ebix, Inc.
5/22/2024		(419.90)	Web Network Solutions	Ebix, Inc.
5/22/2024		(413.00)	STATE OF LOUISIA	Ebix, Inc.
5/22/2024		(262.00)	CO DEPT REVENUE	Ebix, Inc.
5/22/2024		(85.98)	Web Network Solutions	Ebix, Inc.
5/22/2024		(15.78)	Godaddy.com	Ebix, Inc.
5/22/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/23/2024		(5,990.00)	AMER ACADEMY OF FAMILY PHYS	Ebix, Inc.
5/23/2024		(500.00)	Seth Baker	Ebix, Inc.
5/23/2024		(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
5/23/2024		(666.09)	CONCORD III	Ebix, Inc.
5/23/2024		(500.00)	Joseph Green	Ebix, Inc.
5/23/2024		(250.00)	Mikael Horissian	Ebix, Inc.
5/23/2024		(300.00)	Charles Randall Powell II	Ebix, Inc.
5/23/2024		(800.00)	WILLIAM G WEPPNER, MD,MPH,FACP	Ebix, Inc.
5/23/2024		(125,334.00)	Ernst & Young US LLP	Ebix, Inc.
5/23/2024		(42,905.28)	365 Operating Co LLC	Ebix, Inc.
5/23/2024		(38,419.19)	Craftsman Printing Inc	Ebix, Inc.
5/23/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
5/23/2024		(23,120.76)	Cyxtera Communications	Ebix, Inc.
5/23/2024		(15,909.09)	Lockton	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 29 of 32

Date	Check Number	Amount	Vendor	Entity
5/23/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
5/23/2024		(10,775.00)	Cumming Lawn Service	Ebix, Inc.
5/23/2024		(10,100.00)	Verimed Healthcare Net	Ebix, Inc.
5/23/2024		(7,500.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
5/23/2024		(4,037.12)	CATHERINE CREASMAN	Ebix, Inc.
5/23/2024		(3,678.40)	St. Moritz Security Se	Ebix, Inc.
5/23/2024		(3,318.00)	Athens Paper Co	Ebix, Inc.
5/23/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/23/2024		(2,508.90)	Pan American Benefits	Ebix, Inc.
5/23/2024		(2,103.20)	Sherry Baker	Ebix, Inc.
5/23/2024		(1,632.00)	EMILY MEALER	Ebix, Inc.
5/23/2024		(1,000.00)	Zorba Paster	Ebix, Inc.
5/23/2024		(907.50)	Michelle Robertson	Ebix, Inc.
5/23/2024		(725.00)	Carolyn Donahoe	Ebix, Inc.
5/23/2024		(680.00)	Amy I Hall	Ebix, Inc.
5/23/2024		(600.00)	Joshua Nazeer Omade'	Ebix, Inc.
5/23/2024		(500.00)	Lydia Calamari	Ebix, Inc.
5/23/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
5/23/2024		(412.50)	Crime Fighters of Atla	Ebix, Inc.
5/23/2024		(400.00)	Stuart Jay Padove	Ebix, Inc.
5/23/2024		(300.00)	Elisabeth Sebesta	Ebix, Inc.
5/23/2024		(300.00)	Kristen Meier	Ebix, Inc.
5/23/2024		(258.88)	Atlanta Office Technol	Ebix, Inc.
5/23/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
5/23/2024		(195.00)	Michelle Vaughn	Ebix, Inc.
5/23/2024		(624,122.50)	Paycom Payroll	Ebix, Inc.
5/23/2024		(47,000.00)	USPS	Ebix, Inc.
5/23/2024		(2,674.80)	Cara Rosenbloom	Ebix, Inc.
5/23/2024		(2,542.37)	Microsoft	Ebix, Inc.
5/23/2024		(600.00)	Renan E Ribeiro	Ebix, Inc.
5/23/2024		(100.00)	Chad Burke	Ebix, Inc.
5/23/2024		(80.97)	Amazon	Ebix, Inc.
5/23/2024		(4.99)	Web Network Solutions	Ebix, Inc.
5/24/2024		(258.16)	Daniel Autry	Ebix, Inc.
5/24/2024		(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
5/24/2024		(5,478.60)	GreatAmerica Financial Svcs	Ebix, Inc.
5/24/2024		(2,206.58)	Iron Mountain	Ebix, Inc.
5/24/2024		(750.00)	LSU Health Sciences Foundation in Shreveport	Ebix, Inc.
5/24/2024		(178.08)	Ronald May	Ebix, Inc.
5/24/2024		(1,259.09)	Pitney Bowes Global Financial Services LLC	Ebix, Inc.
5/24/2024		(3.47)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
5/24/2024		(2,674.85)	UPSBILLCTR	Ebix, Inc.
5/24/2024		(918.31)	Dell Bus	Ebix, Inc.
5/24/2024		(500.00)	Google Inc	Ebix, Inc.
5/24/2024		(493.08)	WASTE MANAGEMENT	Ebix, Inc.
5/24/2024		(223.04)	AJR Inc	Ebix, Inc.
5/28/2024		(47.08)	George Angelos	Ebix, Inc.
5/28/2024		(238.78)	Patrick Canonne	Ebix, Inc.
5/28/2024		(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
5/28/2024		(9,587.00)	Apollo Primm Southeast, Inc	Ebix, Inc.
5/28/2024		(250.00)	Christopher George Bazewicz	Ebix, Inc.
5/28/2024		(750.00)	Jaideep Behari	Ebix, Inc.
5/28/2024		(375.00)	Harriet A Bering	Ebix, Inc.
5/28/2024		(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
5/28/2024		(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
5/28/2024		(4,279.21)	AT&T MOBILITY	Ebix, Inc.
5/28/2024		(1,499.00)	Sergio Cuevas	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 30 of 32

Date	Check Number	Amount	Vendor	Entity
5/28/2024		(1,285.50)	EMPLOYEE POOLING	Ebix, Inc.
5/28/2024		(750.00)	Winfred Frazier	Ebix, Inc.
5/28/2024		(75.00)	KENNETH W. HOOVER	Ebix, Inc.
5/28/2024		(500.00)	Megan Killeen	Ebix, Inc.
5/28/2024		(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.
5/28/2024		(250.00)	James B. Macdonald	Ebix, Inc.
5/28/2024		(1,000.00)	Gary Marshall	Ebix, Inc.
5/28/2024		(500.00)	Karen F Mauck	Ebix, Inc.
5/28/2024		(311.25)	OPTUM INSIGHT	Ebix, Inc.
5/28/2024		(600.00)	DAVID Charles RETTEW	Ebix, Inc.
5/28/2024		(2,500.00)	Jason D Ross	Ebix, Inc.
5/28/2024		(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
5/28/2024		(250.00)	David Swanson	Ebix, Inc.
5/28/2024		(981.10)	TASC	Ebix, Inc.
5/28/2024		(83.12)	Marilyn Temkin	Ebix, Inc.
5/28/2024		(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
5/28/2024		(400.00)	Sarah Vick	Ebix, Inc.
5/28/2024		(500.00)	David Yuan	Ebix, Inc.
5/28/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
5/28/2024		(71,169.32)	Kane Russell Coleman L	Ebix, Inc.
5/28/2024		(727,697.84)	Mayer Brown LLP	Ebix, Inc.
5/28/2024		(406,673.66)	FTI Consulting Inc	Ebix, Inc.
5/28/2024		(2,920.52)	CA DEPT TAX FEE	Ebix, Inc.
5/28/2024		(1,160.99)	Paycom Payroll	Ebix, Inc.
5/28/2024		(1,027.77)	THE GUARDIAN	Ebix, Inc.
5/28/2024		(808.02)	Hyatt	Ebix, Inc.
5/28/2024		(808.02)	Hyatt	Ebix, Inc.
5/28/2024		(500.00)	Google Inc	Ebix, Inc.
5/28/2024		(500.00)	Google Inc	Ebix, Inc.
5/28/2024		(208.84)	FEDERAL EXPRESS	Ebix, Inc.
5/28/2024		(199.00)	Shogun	Ebix, Inc.
5/28/2024		(169.80)	Stericucle	Ebix, Inc.
5/28/2024		(151.96)	Web Network Solutions	Ebix, Inc.
5/28/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/28/2024		(120.91)	Godaddy.com	Ebix, Inc.
5/28/2024		(64.10)	Amazon	Ebix, Inc.
5/28/2024		(0.24)	Citizens Bank	Ebix, Inc.
5/29/2024		(549.29)	Murray Dock	Ebix, Inc.
5/29/2024		(200.00)	DAVID S. BEEBE, MD	Ebix, Inc.
5/29/2024		(752.10)	Natasha Brambilia-Braga	Ebix, Inc.
5/29/2024		(450.00)	Paul Gellhaus	Ebix, Inc.
5/29/2024		(308.51)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
5/29/2024		(1,339,850.31)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/29/2024		(189,869.81)	Omni Agency Solutions	Ebix, Inc.
5/29/2024		(47,142.20)	Ebix Health	Ebix, Inc.
5/29/2024		(35,623.28)	EBIX EMPMED+DNTL	Ebix, Inc.
5/29/2024		(277.67)	KSDEPTOFREVENUE	Ebix, Inc.
5/29/2024		(126.68)	Paycom Payroll	Ebix, Inc.
5/30/2024		(38.21)	Kyle Hensley	Ebix, Inc.
5/30/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
5/30/2024		(750.00)	Sideris Facaros	Ebix, Inc.
5/30/2024		(34,449.00)	FinQuery LLC	Ebix, Inc.
5/30/2024		(500.00)	Lindsay Nakaishi	Ebix, Inc.
5/30/2024		(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
5/30/2024		(6,100.20)	OXCYON INC	Ebix, Inc.
5/30/2024		(1,631.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
5/30/2024		(1,178.10)	RENEE ZEMANSKI	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 31 of 32

Date	Check Number	Amount	Vendor	Entity
5/30/2024		(1,087.32)	Accuimage	Ebix, Inc.
5/30/2024		(4,386,000.00)	Omni Escrow Acct	Ebix, Inc.
5/30/2024		(42,195.00)	ACI Gift Cards, LLC.	Ebix, Inc.
5/30/2024		(29,176.50)	IndusLaw	Ebix, Inc.
5/30/2024		(13,000.00)	USPS	Ebix, Inc.
5/30/2024		(4,548.56)	Hubspot	Ebix, Inc.
5/30/2024		(1,912.56)	8013OHIO-TAXOSUT	Ebix, Inc.
5/30/2024		(940.10)	WA DEPT REVENUE	Ebix, Inc.
5/30/2024		(500.00)	Google Inc	Ebix, Inc.
5/30/2024		(326.48)	AJR Inc	Ebix, Inc.
5/30/2024		(243.80)	CRX International	Ebix, Inc.
5/30/2024		(60.01)	Twilio	Ebix, Inc.
5/30/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/30/2024		(24.00)	Omnione Sales	Ebix, Inc.
5/31/2024		(1,784.48)	PNC Bank	Ebix, Inc.
5/31/2024		(250.00)	Deborah L Hurd	Ebix, Inc.
5/31/2024		(500.00)	Farah Morgan	Ebix, Inc.
5/31/2024		(300.00)	Ryan Lawrence Steinberg	Ebix, Inc.
5/31/2024		(1,658.29)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
5/31/2024		(46,918.90)	Craftsman Printing Inc	Ebix, Inc.
5/31/2024		(25,000.00)	Mail Technologies, Inc	Ebix, Inc.
5/31/2024		(11,598.00)	INTEGRATED HEALTH 21	Ebix, Inc.
5/31/2024		(8,154.00)	K&C Building Maintenan	Ebix, Inc.
5/31/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
5/31/2024		(7,273.75)	Dan Celia	Ebix, Inc.
5/31/2024		(5,224.37)	Prentiss Taylor	Ebix, Inc.
5/31/2024		(5,030.40)	Labcorp Employer Svs	Ebix, Inc.
5/31/2024		(5,000.00)	BenefitFront	Ebix, Inc.
5/31/2024		(4,680.00)	NCC Group Solutions	Ebix, Inc.
5/31/2024		(4,608.00)	Savela and Associates,	Ebix, Inc.
5/31/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
5/31/2024		(3,860.44)	FLEX DIGITAL	Ebix, Inc.
5/31/2024		(3,500.22)	LinkConnector Corporat	Ebix, Inc.
5/31/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/31/2024		(2,744.13)	Iterable Inc	Ebix, Inc.
5/31/2024		(2,646.82)	WEX Health Inc	Ebix, Inc.
5/31/2024		(2,500.00)	Donald B. Middleton	Ebix, Inc.
5/31/2024		(2,325.77)	Guardian Concentration	Ebix, Inc.
5/31/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
5/31/2024		(1,900.00)	Verimed Healthcare Net	Ebix, Inc.
5/31/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
5/31/2024		(1,480.00)	US Postmaster	Ebix, Inc.
5/31/2024		(1,361.36)	Foreign Language Serv	Ebix, Inc.
5/31/2024		(1,000.00)	Robert Hudak	Ebix, Inc.
5/31/2024		(1,000.00)	Paul William Harms	Ebix, Inc.
5/31/2024		(1,000.00)	May Chan	Ebix, Inc.
5/31/2024		(962.50)	Katie Pouncey	Ebix, Inc.
5/31/2024		(908.92)	Provident Life & Acci	Ebix, Inc.
5/31/2024		(900.00)	Travis Burke	Ebix, Inc.
5/31/2024		(880.00)	Frank N Salamone	Ebix, Inc.
5/31/2024		(880.00)	Zhen Gooi	Ebix, Inc.
5/31/2024		(770.33)	Rocket Software Inc	Ebix, Inc.
5/31/2024		(750.00)	Brian Zimmer	Ebix, Inc.
5/31/2024		(750.00)	Steven R. Wolfe	Ebix, Inc.
5/31/2024		(750.00)	Min Sun	Ebix, Inc.
5/31/2024		(750.00)	Patrick J Strollo, Jr,	Ebix, Inc.
5/31/2024		(750.00)	Frank C. Sciurba	Ebix, Inc.

Case 23-80004-swe11 Doc 661 Filed 06/20/24 Entered 06/20/24 16:55:26 Desc
Main Document Page 32 of 32

Date	Check Number	Amount	Vendor	Entity
5/31/2024		(750.00)	Margot Savoy	Ebix, Inc.
5/31/2024		(750.00)	Antoine Douaihy	Ebix, Inc.
5/31/2024		(750.00)	John Brehm	Ebix, Inc.
5/31/2024		(680.00)	Amy I Hall	Ebix, Inc.
5/31/2024		(600.00)	Elizabeth Montgomery	Ebix, Inc.
5/31/2024		(500.00)	Nabil H. Mikhael	Ebix, Inc.
5/31/2024		(500.00)	Niladri Das	Ebix, Inc.
5/31/2024		(500.00)	Dana Ascherman	Ebix, Inc.
5/31/2024		(470.00)	Myla Lorenzo-Wilson	Ebix, Inc.
5/31/2024		(440.00)	LiverWell Consulting	Ebix, Inc.
5/31/2024		(375.00)	Neil A. Busis	Ebix, Inc.
5/31/2024		(300.00)	Karel deLeeuw MD	Ebix, Inc.
5/31/2024		(150.00)	William Jonathan Fillm	Ebix, Inc.
5/31/2024		(139.31)	Esker Inc	Ebix, Inc.
5/31/2024		(125.00)	John Mardant	Ebix, Inc.
5/31/2024		(92.52)	WELLS FARGO FINANCIAL	Ebix, Inc.
5/31/2024		(67.47)	Nalco Water	Ebix, Inc.
5/31/2024		(93,073.00)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/31/2024		(53,724.83)	Paycom Payroll	Ebix, Inc.
5/31/2024		(2,541.81)	Microsoft	Ebix, Inc.
5/31/2024		(641.23)	Paycom Payroll	Ebix, Inc.
5/31/2024		(411.00)	Extra Space	Ebix, Inc.
5/31/2024		(316.50)	Extra Space	Ebix, Inc.
5/31/2024		(42.99)	Web Network Solutions	Ebix, Inc.
5/31/2024		(15.00)	SMTP2Go	Ebix, Inc.
5/31/2024		(8.39)	Godaddy.com	Ebix, Inc.
5/31/2024		(0.30)	Veracode, Inc.	Ebix, Inc.
5/31/2024		(0.02)	Citizens Bank	Ebix, Inc.
		$ (19,812,889.50)		**Ebix, Inc. Subtotal**
		$ (19,812,889.50)		**Grand Total**